UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2025	(	May 22, 2025)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska			0-33501	92-0175752
________________________ (State or other jurisdiction			_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)			File Number)	Identification No.)

3111 C Street,	Anchorage,	Alaska		99503
___________________________________ (Address of principal executive offices)				___________ (Zip Code)

Registrant’s telephone number, including area code:	907-	562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.126-2 of this chapter).

                                    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2025, Northrim BanCorp, Inc. (the "Company") held its 2025 Annual Meeting of Shareholders (the "2025 Annual Meeting"). There were 5,520,880 shares outstanding and entitled to vote at the 2025 Annual Meeting; of those shares, 4,444,528 were present online or by proxy. The following matters were voted upon at the 2025 Annual Meeting:

•The election of 13 directors to serve on the Company's Board of Directors until the 2026 annual meeting of shareholders or until their successors have been elected and have qualified;
•The approval of the Northrim BanCorp, Inc. 2025 Stock Incentive Plan;
•The approval, by nonbinding vote, of the compensation of the Company's named executive officers; and
•The ratification of the selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.

The following is a summary of the voting results for the matters voted upon by the shareholders:

Election of Directors

DIRECTOR	FOR	WITHHOLD	VOTES CAST	BROKER NONVOTES
Anthony J. Drabek	3,656,658	79,556	3,736,214	708,314
Karl L. Hanneman	3,670,626	65,588	3,736,214	708,314
Shauna Z. Hegna	3,707,188	29,026	3,736,214	708,314
Michael G. Huston	3,674,192	62,022	3,736,214	708,314
David W. Karp	3,657,090	79,124	3,736,214	708,314
Joseph P. Marushack	3,685,812	50,402	3,736,214	708,314
David J. McCambridge	3,668,338	67,876	3,736,214	708,314
Krystal M. Nelson	3,675,675	60,539	3,736,214	708,314
Marilyn F. Romano	3,706,709	29,505	3,736,214	708,314
Joseph M. Schierhorn	3,667,580	68,634	3,736,214	708,314
Aaron M. Schutt	3,708,150	28,064	3,736,214	708,314
John C. Swalling	3,622,070	114,144	3,736,214	708,314
Linda C. Thomas	3,653,987	82,227	3,736,214	708,314

2025 Stock Incentive Plan

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
3,477,798	229,890	28,526	3,736,214	708,314

Advisory Vote (Nonbinding) on Executive Compensation

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
3,672,613	39,940	23,661	3,736,214	708,314

Ratification of Selection of Moss Adams LLP as the Company's Independent Registered Accounting Firm for Fiscal Year 2025

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
4,396,685	37,637	10,206	4,444,528	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

May 23, 2025	By:	/s/ Jed W. Ballard
Name: Jed W. Ballard
Title: EVP, Chief Financial Officer